Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2014
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets

10. GOODWILL AND INTANGIBLE ASSETS

In accordance with FASB ASC 350, the Company tests goodwill for impairment annually at year end and the current year analysis was performed at December 31, 2014. The Company has one reportable operating segment, “Community Banking,” and there are no components to this operating segment.

In performing step one of the impairment analysis as defined by FASB ASC 350, the market value assigned to the Company’s stock was based upon an acquisition value relative to recent acquisition transactions by companies in the Company’s geographic proximity and comparable size. The acquisition value is sensitive to both the fluctuation of the Company’s stock price and the stock price and equity of peer companies. The analysis resulted in an estimated Company fair value above its carrying value, and therefore the Company was deemed to have no goodwill impairment during 2014, 2013 and 2012. The total accumulated goodwill impairment as of December 31, 2014 was $89.7 million.

The Company has a core deposit premium intangible asset that resulted from previous acquisitions. The asset is fully amortized as of December 31, 2014. The carrying value of this asset was $805 thousand, at December 31, 2013. The Company incurred amortization expense of $805 thousand, $2.5 million and $3.7 million on its core deposit intangible during the years ended December 31, 2014, 2013 and 2012, respectively.